Goodwill and Intangible Assets	12 Months Ended
Dec. 31, 2015
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Intangible Assets

Note 7. Goodwill and Intangible Assets

Goodwill

The only goodwill the Company has on its balance sheet is in connection with the acquisition of Glasswall LLC. As of December 31, 2014, the Company’s provisional amounts for the fair value of the assets acquired did not result in goodwill. However, after the measurement period adjustments became finalized, the Company reallocated $1,330 from Acquired assets pending purchase price allocation under Other long term assets to goodwill.

The Company has only one reporting unit and as such the impairment analysis was done by comparing the Company’s market capitalization with its book value of equity. For purposes of testing goodwill for impairment as of December 31, 2015, the Company compared its market capitalization amounting to $366 million to its book value of equity amounting to $67.7 million. No goodwill impairment was necessary since the Company’s market capitalization exceeded its book value of equity.

During 2015 there was no impairments, foreign currency exchange movements, or acquisitions and as such the goodwill balance did not change after the measurement period adjustment related to December 31, 2014.

Goodwill as of 12/31/2014 before measurement period adjustment	$—
Measurement period adjustment	1,330
Goodwill as of 12/31/2014	1,330
Goodwill as of 12/31/2015	1,330

Intangible Assets, Net

In connection to our acquisitions of RC Aluminum and Glasswall LLC, our intangible assets were recorded at their estimated fair value. In relation to the Glasswall LLC acquisition, we have recognized measurement period adjustments as provisional amounts became finalized during the final valuation assessment of the intangibles assets that existed as of the acquisition date.

Intangible assets, net include the following Miami-Dade County Notices of Acceptances (NOA’s):

	December 31,
	2015	2014
Gross amount	3,455	1,944
Accumulated Amortization	(1,535)	(470)
Intangible assets, net	1,920	1,474

The weighted average amortization period is 10 years.

During the twelve months ended December 31, 2015 and December 31 2014, the amortization expense amounted to $1,063 and $470, respectively, and was included within the general and administration expenses in our consolidated statement of operations. Also, during the twelve months ended December 31, 2015 NOAs amounting to $1,500 were reclassified from other long term assets pursuant to the final purchase price allocation of the Glasswall acquisition (See note 19) upon completion of the measurement period adjustment. There were no acquisitions or impairment and these intangibles are not subject to foreign currency translation adjustments since they are recorded at the Company’s reporting currency.

The estimated aggregate amortization expense for each of the five succeeding years as of December 31, 2015 is as follows:

Year ending	(in thousands)
2016	$496
2017	421
2018	150
2019	150
2020	150
$1,367